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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                          24/7 REAL MEDIA, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                             24/7 REAL MEDIA, INC.

                                                August 9, 2002

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of 24/7 Real Media, Inc., which will be held on Tuesday, September 10, 2002, at 2:00 p.m., local time at the offices of the Company, 1250 Broadway, 28th Floor, New York, New York 10001. The Board of Directors and management look forward to greeting those stockholders who are able to be present.

    The matters to be considered at the meeting are the election of two directors, approval of the conversion of the Series A-1 Preferred Stock into Series A Preferred Stock, consideration of proposed amendments to the Company's Certificate of Incorporation to effect a reverse split, approval of the Company's 2002 Stock Incentive Plan and ratification of the appointment of KPMG LLP as the Company's auditor.

    The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting of Stockholders as being in the best interest of 24/7 Real Media. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

    Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

                                          Sincerely yours,
                                          David J. Moore
                                          Chairman and
                                          Chief Executive Officer

                             24/7 REAL MEDIA, INC.
                                 1250 BROADWAY
                            NEW YORK, NEW YORK 10001

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

    The annual meeting of stockholders of 24/7 Real Media, Inc. will be held at the offices of the Company, 1250 Broadway, 28th floor, New York, New York 10001 on Tuesday, September 10, 2002, at 2:00 p.m., local time, for the following purposes:

    1. to elect two Class I directors to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

    2. to approve the conversion of our outstanding Series A-1 Preferred Stock into Series A Preferred Stock, the exercisability of associated warrants to purchase our common stock, and the issuance and sale of 300,000 additional shares of Series A Preferred Stock and associated warrants to purchase our common stock;

    3. to consider and act upon a proposed amendment to the Company's Certificate of Incorporation, if the Board of Directors determines that such action is in the best interests of the Company and its stockholders, to amend the Company's Certificate of Incorporation to effect a reverse split of our outstanding common stock at one of the following exchange ratios:

           a.  an exchange ratio of one-to-10; or

           b.  an exchange ratio of one-to-15; or

           c.  an exchange ratio of one-to-20; or

           d.  an exchange ratio of one-to-25; or

           e.  an exchange ratio of one-to-30;

    with our Board of Directors retaining discretion regarding whether to implement the reverse stock split and which exchange ratio to implement;

    4. to consider and act upon a proposal to approve and adopt the Company's 2002 Stock Incentive Plan;

    5. to ratify the appointment of KPMG LLP as our independent certified public accountants for the year ending December 31, 2002; and

    6. to transact any other business as may properly come before the meeting or at any adjournment thereof.

    Our board of directors has fixed the close of business on Wednesday, July 24, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on Wednesday, July 24, 2002 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 1250 Broadway, New York, New York 10001.

    All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                             YOUR VOTE IS IMPORTANT

    IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By order of the board of directors,

                                          David J. Moore
                                          President and Chief Executive Officer

August 9, 2002

                             24/7 REAL MEDIA, INC.
                                 1250 BROADWAY
                            NEW YORK, NEW YORK 10001

                                PROXY STATEMENT

GENERAL

    This proxy statement is being furnished to the stockholders of 24/7 Real Media, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held at 10:00 a.m., local time, on Tuesday, September 10, 2002, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about Monday, August 12, 2002.

    Only stockholders of record at the close of business on Wednesday, July 24, 2002, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had outstanding 51,345,120 shares of common stock, par value $.01 per share, and 7,791,575 shares of common stock issuable upon conversion of our Series A Preferred Stock, which are entitled to vote on all matters on an as if converted basis. These are our only securities entitled to vote at the meeting, each share being entitled to one vote.

PROPOSALS FOR CONSIDERATION

    Our board of directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the following proposals:

        1. to elect two Class I directors to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

        2. to approve the conversion of our Series A-1 Preferred Stock into Series A Preferred Stock, the exercisability of associated warrants to purchase our common stock, and the issuance and sale of 300,000 additional shares of Series A Preferred Stock and associated warrants to purchase our common stock;

        3. to consider and act upon a proposed amendment to the Company's Certificate of Incorporation, if the Board of Directors determines that such action is in the best interests of the Company and its stockholders, to amend the Company's Certificate of Incorporation as set forth in Annex A to this proxy statement to effect a reverse split of our outstanding common stock at one of the following exchange ratios:

               a.  an exchange ratio of one-to-10; or

               b.  an exchange ratio of one-to-15; or

               c.  an exchange ratio of one-to-20; or

               d.  an exchange ratio of one-to-25; or

               e.  an exchange ratio of one-to-30;

       with our Board of Directors retaining discretion regarding whether to implement the reverse stock split and which exchange ratio to implement;

        4. to consider and act upon a proposal to approve and adopt the Company's 2002 Stock Incentive Plan; and

        5. to ratify the appointment of KPMG LLP as our independent certified public accountants for the year ending December 31, 2002.

    If other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.

COSTS OF PROXIES

    We will incur the cost of the annual meeting and the cost of soliciting proxies. We have engaged the proxy solicitation firm of D.F. King to solicit proxies for a fee of $7,500.00. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses.

VOTING RIGHTS AND PROXIES

    Stockholders who execute proxies may revoke them by giving written notice to our Corporate Secretary at any time before such proxies are voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder so attending in writing, so notifies the Secretary of the meeting at any time prior to the voting of the proxy at the annual meeting.

    All proxies received in response to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where votes are specified, the proxies will be voted in accordance with such instructions. If no instructions are given, the persons named in the proxy solicited by our board of directors intend to vote:

       FOR the nominees for election as Class I directors listed in this proxy statement;

       FOR the conversion of the Series A-1 Preferred Stock into Series A Preferred Stock, the exercisability of related warrants, and the issuance and sale of 300,000 additional shares of Series A Preferred Stock and associated warrants to purchase our common stock;

       FOR the approval of each of the proposed amendments to our Certificate of Incorporation, with our board of directors retaining discretion regarding whether to implement the reverse stock split and which exchange ratio to implement;

       FOR the approval of the 2002 Stock Incentive Plan; and

       FOR the ratification of the appointment of KPMG LLP as our independent certified public accountants for the year ending December 31, 2002.

    With regard to the election of the directors, votes cast may be withheld from the nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of the directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which such abstentions are noted.

    Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting.

    Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

                   NOMINEES: DAVID J. MOORE AND RICHARD BURNS

    In accordance with the terms of our Certificate of Incorporation, our board of directors is divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election or until a successor has been duly elected and qualified. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the election of a director at our annual meeting is required to elect the Class I directors named herein.

    The board of directors currently has seven members and one vacancy. David J. Moore and Richard Burns are the Class I directors, whose terms expire at the 2002 annual meeting. Mr. Moore and Mr. Burns are the nominees for election at this annual meeting. Robert Perkins, Joseph J. Waechter and Moritz Wuttke are the Class II directors, whose terms expire at the 2003 annual meeting. Philipp Gerbert and Arnie Semsky are the Class III directors whose current term expires at the 2004 annual meeting. Directors' terms are subject to the election and qualification of their successors or to their earlier death, resignation or removal.

    Messrs. Gerbert and Wuttke were designated as directors, subject to the consent of the Company, by PubliGroupe USA Holding, Inc., pursuant to the Agreement and Plan of Merger dated October 30, 2001 by and among the Company, Continuum Holding Corp., PubliGroupe USA Holding, Inc. and Real Media, Inc.

    Mr. Waechter was designated as a director pursuant to the Series A and Series A-1 Preferred Stock and Common Stock Warrant Purchase Agreement dated July 2, 2002 between the Company and Sunra Capital Holdings Limited (the "Purchase Agreement"), whereby the Company agreed to appoint Joseph Waechter as a member of the Board to serve as one of the Series A Directors (as defined below), and agreed to take all action reasonably available to it to appoint a person nominated by the holders of a majority of the then outstanding shares of Series A Preferred Stock to serve as the other Series A Director effective immediately after the conversion of shares of Series A-1 Preferred Stock. The Company also agreed pursuant to the Purchase Agreement to place either or both Series A Directors, upon their request, on the audit, compensation and other committees, if such Series A Directors are qualified to serve on such committees under applicable Nasdaq rules. Under the certificate of designation authorizing the Company's Series A Preferred Stock, so long as (i) the total number of outstanding shares of Series A Preferred Stock (assuming the prior conversion of all then outstanding shares of Series A-1 Preferred Stock into Series A Preferred Stock) is equal to or greater than thirty three percent (33%), but less than sixty-seven percent (67%), of the number of shares of Series A Preferred Stock and Series A-1 Preferred Stock issued under the Purchase Agreement (the "Purchased Share Number"), the holders of the Series A Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Company; and (ii) the total number of outstanding shares of Series A Preferred Stock (assuming the prior conversion of all then outstanding shares of Series A-1 Preferred Stock into Series A Preferred Stock) is equal to or greater than sixty-seven percent (67%) of the Purchased Share Number, the holders of the Series A Preferred Stock, voting as a separate series, shall be entitled to elect two (2) directors of the Company (the "Series A Directors"). Mr. Waechter filled a vacancy on our board created by the resignation of John Barry on March 30, 2002 and his term as a director expires at our annual meeting of stockholders in 2003. So long as the holders of the Series A Preferred Stock remain entitled to elect Series A Director(s), each Series A director will be up for election upon the expiration of their respective terms.

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    If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by our board of directors; if none, the size of the board of directors will be reduced. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. There are no family relationships between any of our directors or executive officers.

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. MOORE
  AND MR. BURNS AS DIRECTORS.

DIRECTOR INFORMATION

    Set forth below is information about the nominee and each continuing director, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors. The information concerning the directors and their security holdings has been furnished to us by each director.

    DAVID J. MOORE, age 50, has been our Chief Executive Officer and a director since February 1998. Mr. Moore was President of Petry Interactive, an Internet advertising network and a predecessor to our company, from December 1995 to February 1998. From 1993 to 1994, Mr. Moore was President of Geomedica, an online service for physicians, which he sold to Reuters. From 1982 to 1992, Mr. Moore was a Group Vice President at Hearst/ABC-Viacom Entertainment Services, a media company, where he participated in the launch of Cable Health Network, Lifetime Television, Lifetime Medical Television, a service targeted to physicians, and HealthLink Television, a physician waiting room television service. From 1980 to 1982, Mr. Moore had a television advertising sales position with Turner Broadcasting. Mr. Moore received a B.A. degree in Communications from Northern Illinois University.

    RICHARD BURNS, age 42, has been a director since October 2001. Mr. Burns is currently the Chairman of Avenue Magazine. From 1999 to May 2002, Mr. Burns was the President and Chief Executive Officer of Thomson Financial Media, a company holding the banking, insurance and electronic commerce media assets of The Thomson Corporation. From 1995 to 1999 Mr. Burns was President and CEO of Euromoney Publications America and Institutional Investor magazine. Mr. Burns received BA and MA degrees from Oxford University and an MS from Columbia University's Graduate School of Journalism.

    PHILIPP A. GERBERT, age 40, has been a director since November 2001.
Mr. Gerbert has been a Partner and Director of The McKenna Group, a high-tech strategy consulting firm headquartered in Silicon Valley, since October 1998. From 1991 to 1998, he worked for McKinsey & Company, a consulting firm.
Mr. Gerbert holds a Master's Degree from the Max-Planck Institute, Munich, Germany, a Certificate from Ecole Normale Superieure, Paris, France, and a Ph.D. from MIT, Cambridge, MA.

    ARNIE SEMSKY, age 56, has been a director since June 1998. Mr. Semsky has been self-employed as a media advisor since January 1999. He previously served as the Executive Vice President, Worldwide Media Director and Board member of the BBDO Worldwide unit of Omnicom Group, the parent company of a group of advertising agencies, for 20 years. Prior to that time, he was Vice President, National TV for Grey Advertising. Mr. Semsky is a senior advisor for ESPN and the ESPN/ABC Sports Customer Marketing and Sales unit. Mr. Semsky currently serves on the Board of Directors of Interep, SportsVision and the John A. Reisenbach Foundation. He is on the Board of Advisors of several Internet companies, including BrandEra.com; On2.com; and CoolHunter.com. Mr. Semsky received a B.A.degree in English from Pace University.

    ROBERT J. PERKINS, age 54, has been a director since October 2001.
Mr. Perkins was most recently a partner at the Peppers and Rogers Group, a leading global customer relationship management consulting firm, from 1999 to 2001. In 1998 he founded and became CEO of Chamber

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Communications, a for-profit branch of the U.S. Chamber of Commerce. He was
Chief Marketing Officer at Playboy Enterprises from 1996 to 1998 and at Calvin Klein Inc. from 1994 to 1996. Prior to that, Mr. Perkins was Senior Vice President of Marketing at Pizza Hut from 1991 to 1994. Before beginning his business career, Mr. Perkins was a USAF Instructor Pilot in T-38A supersonic, fighter-type aircraft. Mr. Perkins received an MA degree from Texas Tech University and a BBA degree from the University of Iowa.

    JOSEPH W. WAECHTER, age 48, has been a director of the Company since
July 2002. Mr. Waechter has served as a director and the President of Sunra Capital Holdings, Ltd., an investment firm, since May, 2002. Since 1998, he has been a director of Merchants Group International, an investment firm. From 1989 to December 1997, Mr. Waechter served as Chairman and Chief Executive Officer of United Micronesia Development Association, Inc., a holding company with investments in the tourism, telecommunications and airline industries, and from 1989 through 1997, he served as a director of Continental Micronesia, Inc., a commercial airline. From 1994 to 1997, Mr. Waechter served as Chairman, Chief Executive Officer and a director of Danao International Holdings, a developer of golf, hotel and resort projects in Vietnam. From 1972 to 1987, Mr. Waechter served in a number of positions with DHL Worldwide Express, an international air express delivery company, including President and Chief Executive Officer from September of 1983 through 1987. Mr. Waechter holds a BA degree from San Francisco State University.

    MORITZ F. WUTTKE, age 36, has been a director since October 2001.
Mr. Wuttke has been the Head of Business Development at Publigroupe SA since October 2001 and was the Head of e-Business Development at PubliOnline, the new media divison of Publigroupe, from October 1999 to October 2001. From
January 1997 to July 1999, Mr. Wuttke was a Managing Director and partner of Artemedia Online SA, a Swiss interactive media agency. From April 1995 to December 1996, Mr. Wuttke was a Vice President for Multimedia Development SA, which provided multimedia and Web publishing services. From April 1994 to March 1995, Mr. Wuttke was a founder and managing director of OnlinePark GmbH, the first internet access and consumer portal in Germany. Mr. Wuttke received masters degrees in Science and Business Administration from the Technical University of Berlin.

    OTHER EXECUTIVE OFFICER INFORMATION

    Set forth below is information about each executive officer, including data on their business backgrounds. The information concerning the executive officers and their security holdings has been furnished to us by each executive officer.

    MARK E. MORAN, age 40, was promoted to Executive Vice President in
March 2002 and was Senior Vice President, Secretary and General Counsel since April 1998. From June 1993 to April 1998, Mr. Moran was an associate attorney at the law firm of Proskauer Rose LLP. From April 1986 to May 1993, Mr. Moran was a financial analyst in the Securities Processing Division of The Bank of New York. Mr. Moran received a J.D. degree from Fordham Law School, a M.B.A. degree in Finance from Fordham Graduate School of Business, and a B.A. degree in Economics from The University of Virginia.

    ANTHONY PLESNER, age 43, has been the Chief Operating Officer since
April 2001. From October 2000 to March 2001, Mr. Plesner was our Senior Vice President, Strategic Planning. Mr. Plesner brings to our company more than 15 years of experience directing finance, business development and operations at a series of information and software-focused organizations. From March 1999 to October 2000, he was responsible for finance and business development with Medscape, a leading healthcare information and services organization. In May 1998, Mr. Plesner founded nicheConsulting, an organization focused on supporting its clients through assistance with/ implementation of key programs in strategy, business partnering and operational efficiencies. From

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January 1997 to May 1998, Mr. Plesner served as Chief Financial Officer and Vice
President of Corporate Development for Confer Software, an internet-based workflow engine vendor. From February 1985 to December 1996, Mr. Plesner held a variety of key roles at Reuters, the worldwide information organization, where he was responsible for managing key operations in finance, business development and planning, from early stage through significant growth, both in the core activities of the company as well as in its new internet and content offerings.

    Mr. Plesner received an M.B.A. from the Katz Graduate School of Business at the University of Pittsburgh and a B.A. degree in Economics and Economic History from Manchester University (Great Britain).

    NORMAN BLASHKA, age 48, joined the Company as Executive Vice President and Chief Financial Officer in November 2001. Previously, he served as Chief Financial Officer and Executive Vice President of Real Media, Inc., which we acquired, since September 1999. From January 1997 to September 1999,
Mr. Blashka was Senior Vice President and Chief Financial Officer of Mickelberry Communications, Inc., an integrated marketing services company, and Executive Vice President of Union Capital Corporation, a merchant bank and holding company affiliated with Mickelberry. From January 1999 to September 1999, Mr. Blashka was also the Chief Investment Officer at Union Capital. From October 1993 to September 1996, Mr. Blashka was the Vice President and Chief Financial Officer of Lang Communications, L.P., a privately-held magazine publisher. Mr. Blashka, a certified public accountant, obtained an M.B.A. from Columbia University's Graduate School of Business and a B.A., summa cum laude, in Economics from the State University of New York, College at New Paltz.

COMPENSATION OF DIRECTORS

    Directors do not receive salaries or cash fees for serving as directors or for serving on committees. All members of the board of directors who are not employees or consultants are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1998 Stock Incentive Plan. In October 2001, each director received a non-qualified option to purchase 50,000 shares of common stock at the fair market value on the date of grant, such option to vest in three equal annual installments. On the anniversary of this grant, each director will also receive a non-qualified option to purchase 16,667 shares of common stock at the fair market value on the date of grant. On the date of this meeting, each non-employee director will also receive a grant of our common stock with a value of $12,000, and any new non-employee directors will receive an equivalent grant upon appointment. Additionally, on the date of each annual stockholders' meeting commencing in 2003, each non-employee director will receive a grant of common stock with a value of $12,000, pro-rated for any directors who have not served a full year since their initial grant.

EXECUTIVE EMPLOYMENT AGREEMENTS

    We have entered into employment agreements providing for annual compensation in excess of $100,000 with certain of our executive officers. The material terms of the employment agreements generally are as follows:

    - the employment term runs through December 31, 2002, except as stated below, and is automatically renewable for successive one-year terms unless either party gives written notice to the other at least six months prior to the expiration of the then employment term;

    - during the employment term and thereafter, we will indemnify the executive to the fullest extent permitted by law, in connection with any claim against such executive as a result of such executive serving as one of our officers or directors or in any capacity at our request in or with regard to any other entity, employee benefit plan or enterprise;

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    - any dispute or controversy arising under or in connection with the employment agreement (other than injunctive relief) will be settled exclusively by arbitration;

    - we may terminate the agreement at any time with or without cause (as defined in the agreement) and, if an executive is terminated without cause (including our giving notice of non-renewal), he will receive severance pay and bonus, plus continued medical benefits generally for a period equal to the severance period; and

    - if termination is the result of the executive's death or disability, we will pay to the executive or his estate an amount generally equal to six months' base salary at his then current rate of pay (reduced in the case of disability by his long-term disability policy payments).

    - Our original employment agreement with David J. Moore extends through January 1, 2003 and automatically renews each year. Mr. Moore's agreement provides for an annual base salary of $255,000 and a target bonus of $325,000 for 2002. If we terminate Mr. Moore without cause or elect not to renew his contract, he is entitled to receive severance pay in an amount equal to two times his base salary, plus the target bonus for which he is eligible during the fiscal year of termination.

    - Our employment agreement with Mark E. Moran provides for an annual base salary of $157,500 and a target bonus of $100,000 for 2002. If we terminate Mr. Moran without cause or elect not to renew his contract, he is entitled to receive severance pay in an amount equal to three-quarters of his base salary, plus three-quarters of the target bonus for which he is eligible during the fiscal year of termination.

    - Our employment agreement with Anthony Plesner extends through December 31, 2002 and provides for an annual base salary of $200,000 and a target bonus of $150,000 for 2002. If we terminate Mr. Plesner without cause, he is entitled to receive severance pay in an amount equal to one year's base salary, plus the target bonus for which he is eligible during the fiscal year of termination.

    - Our employment agreement with Norman Blashka extends until December 31, 2002 and provides for an annual base salary of $200,000 and a target bonus of $150,000 for 2002. If we terminate Mr. Blashka without cause or elect not to renew his contract, he is entitled to receive as severance pay his base salary for a period equal to the remainder of the employment term plus one year, subject to a maximum period of 18 months, plus 50% of the target bonus for which he is eligible during the fiscal year of termination.

    Each of the four executives named above has agreed, subject to stockholder approval of the 2002 Stock Incentive Plan as more fully described under Proposal Four, to modify his employment agreement whereby the amount of severance payable is reduced by 50% and is paid in one lump sum, and to reduce the notice period for termination or non-renewal of the executive's employment agreement to thirty
(30) days. In exchange, the executives will receive a grant of common stock and options to purchase our common stock under the Company's 2002 Stock Incentive Plan. Additionally, each executive has agreed to accept a portion of his bonus for calendar year 2002 in common stock granted under the 2002 Stock Incentive Plan, based on a valuation of the common stock equal to the conversion price of our Series A Preferred Stock.

EXECUTIVE COMPENSATION

    The following table provides information about the compensation paid or payable by us for each of the last three fiscal years for services rendered in all capacities to our Chief Executive Officer and our executive officers who earn more than $100,000 per year (1).

                                                                                    LONG TERM
                                     ANNUAL COMPENSATION                          COMPENSATION
                                  -------------------------                  -----------------------
                                                                             SECURITIES   RESTRICTED
      NAME AND                                                    OTHER      UNDERLYING     STOCK      ALL OTHER
 PRINCIPAL POSITION      YEAR     ANNUAL SALARY    BONUS       COMPENSATION  OPTIONS (#)  AWARDS (#)  COMPENSATION
--------------------  ----------  -------------  ----------    ------------  -----------  ----------  ------------
David J. Moore......        2001    $225,000      $ 62,000(2)            0      292,500                        0
Chief Executive
  Officer                   2000    $225,000      $120,072(2)            0      125,000(3)   41,666            0
                            1999    $225,000      $375,000               0      125,000                        0
Mark E. Moran.......        2001    $157,500      $ 39,375               0       90,000                        0
Executive Vice
  President                 2000    $157,500      $ 37,419(4)            0       75,000(4)   25,000            0
General Counsel and         1999    $150,000      $112,500               0       75,000                        0
  Secretary
Anthony C. Plesner
  (5)...............        2001    $150,000      $173,000               0      157,500                        0
Chief Operating
  Officer
                      ----------    --------      --------      ----------   ----------     ------     ---------

--------------------------

(1) Mr. Blashka joined our Company in November, 2001, and thus he was paid less than $100,000 by us in 2001 and is excluded from these tables.

(2) Mr. Moore's 2001 bonus and a portion of his 2000 bonus were paid in shares of our common stock.

(3) Mr. Moore's 125,000 options issued in January 2000 were cancelled in May 2000 in exchange for 41,666 shares of restricted stock that vest over four years from January 2, 2000.

(4) Mr. Moran's 75,000 options issued in January 2000 were cancelled in May 2000 in exchange for 25,000 shares of restricted stock that vest over four years from January 2, 2000. A portion of Mr. Moran's 2000 bonus was paid in shares of our common stock.

(5) Mr. Plesner commenced employment with us in October 2000 and earned less than $100,000 during 2000.

STOCK OPTIONS

    The following table contains information concerning the grant of options to each of our executive officers during the year ended December 31, 2001. We did not grant any stock appreciation rights in 2001.

              OPTIONS GRANTED DURING YEAR ENDED DECEMBER 31, 2001

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                         OPTION TERM
                                   ------------------------------------------------   -----------------------
                                      # OF      % OF TOTAL
                                   SECURITIES    OPTIONS
                                   UNDERLYING   GRANTED TO
                                    OPTIONS     EMPLOYEES
                                    GRANTED     IN FISCAL    EXERCISE
                                   ----------   ----------     PRICE     EXPIRATION
NAME                                (#) (1)      YEAR (2)    ($/SHARE)    DATE (4)       5%            10%
----                               ----------   ----------   ---------   ----------   --------       --------
David J. Moore...................    292,500        4.7            (3)     1/1/11     $32,498        $94,513
Mark E. Moran....................     90,000        1.4            (3)     1/1/11     $10,000        $29,081
Anthony C. Plesner...............    157,500        2.5            (3)     1/1/11     $17,500        $50,892
                                     -------        ---       -------      ------     -------        -------

------------------------

(1) All options were granted pursuant to the 1998 Stock Incentive Plan.

(2) The total number of options granted to directors and employees in 2001 was 6,283,400.

(3) These options were granted in a single grant, equally divided among exercise prices of $0.53, $1.25 and $2.00.

(4) Each option may be subject to earlier termination if the officer's employment with us is terminated.

(5) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of our common stock. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to recipients only if the stock price advances beyond the exercise price shown in the table during the effective option period.

    The following table provides information for each of our executive officers with respect to the value of options exercised during the year ended
December 31, 2001 and the value of outstanding and unexercised options held as of December 31, 2001. There were no stock appreciation rights exercised during 2001 and none were outstanding as of December 31, 2001.

        AGGREGATED OPTION EXERCISES DURING YEAR ENDED DECEMBER 31, 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                             DECEMBER 31, 2001           DECEMBER 31, 2001 (1)
                           SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                         ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ---------------   --------   -----------   -------------   -----------   -------------
David J. Moore...........         0             0         160,000        257,500           $0             $0
Mark E. Moran............         0             0          83,125        113,125           $0             $0
Anthony Plesner..........         0             0          52,500        105,000           $0             $0

------------------------

(1) Based on the closing market price of the common stock as reported by Nasdaq on December 31, 2001 of $0.23 per share.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10 percent of our common stock are required to report their ownership of common stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on materials provided to us, all such required reports were filed on a timely basis in 2001 except for Form 3 Reports of Initial Holdings that were not timely filed by Philipp Gerbert and Moritz Wuttke.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding beneficial ownership of our common stock as of July 15, 2002, by: (i) each person who we know to own beneficially more than 5% of the common stock; (ii) each of our directors and executive officers; and (iii) our current directors and executive officers as a group.

                                                              AMOUNT AND NATURE OF
BENEFICIAL OWNER                                              BENEFICIAL OWNERSHIP   PERCENTAGE(1)
----------------                                              --------------------   -------------
David J. Moore (2)..........................................        2,016,557              3.4%
Norman Blashka (3)..........................................          346,589                 *
Richard Burns...............................................                0                 *
Philipp Gerbert.............................................                0                 *
Mark E. Moran (4)...........................................          592,656              1.0%
Robert Perkins..............................................                0                 *
Anthony Plesner (5).........................................          429,406                 *
Arnie Semsky (6)............................................           12,891                 *
Joseph W. Waechter, Jr. (7).................................        8,970,733             15.0%
Moritz Wuttke (8)...........................................        7,745,518             13.2%
ALL CURRENT DIRECTORS AND OFFICERS AS A GROUP (10
  PERSONS)(9)...............................................       20,114,335             32.8%
PubliGroupe USA Holding, Inc. (10) .........................        7,745,518             13.2%

------------------------

*   Represents less than 1% of the outstanding common stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of common stock subject to options or warrants that are exercisable within 60 days of July 15, 2002 and beneficially owned by the person holding such options and warrants are treated as outstanding for the purpose of computing the percentage ownership for such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The address for each of the persons listed above, unless otherwise specified below, is c/o 24/7 Real Media, Inc., 1250 Broadway, New York, NY 10001.

(2) Includes 41,666 shares of restricted stock issued under the 1998 stock incentive plan that vest over four years from January 1, 2000 and that are subject to forfeiture under the plan. Includes vested options to purchase 596,375 shares of common stock and 211,463 shares of common stock held by a family trust and other trusts held for the benefit of family members, beneficial ownership of which is disclaimed by Mr. Moore. Mr. Moore's wife is the trustee of each such trust.

(3) Includes vested options to purchase 248,667 shares of common stock.

(4) Includes 25,000 shares of restricted stock issued under the 1998 stock incentive plan that vest over four years from January 1, 2000 and that are subject to forfeiture under the plan. Also, includes vested options to purchase 388,667 shares of common stock.

(5) Includes vested options to purchase 340,542 shares of common stock.

(6) Represents vested options to purchase 12,891 shares of common stock.

(7) Includes 7,791,575 shares of common stock issuable upon the conversion of Series A Preferred Stock owned by Sunra Capital Holdings Limited ("Sunra"), 779,158 shares of common stock issuable upon the exercise of warrants owned by Sunra, and 400,000 shares of common stock issuable upon the exercise of warrants owned by Merchants Group International. Mr. Waechter is a member of Merchants Group International and is an advisor to Sunra holding full voting and dispositive power with respect to the Company's securities held by Sunra pursuant to a Management Agreement between Mr. Waechter and Sunra (which Management Agreement may not be terminated by Sunra except upon 90 days prior notice). Excludes (i) 16,557,098 shares of common stock that will be issuable to Sunra upon conversion of Series A Preferred Stock and 1,655,710 shares of common stock that will be issuable upon the exercise of warrants if the Conversion as described in Proposal Two in this proxy statement is approved, (ii) 1,000,000 shares of common stock that will be issuable to Sunra upon the exercise of warrants if the Conversion as described in Proposal Two in this proxy statement is not approved, and (iii) 14,609,204 shares of common stock that will be issuable to Sunra upon conversion of Series A Preferred Stock and 1,460,920 shares of common stock that will be issuable to Sunra upon the exercise of warrants if the Conversion as described in Proposal Two is approved. Pursuant to a Voting Agreement, dated August 8, 2002, Sunra may only vote a number of shares equal to Sunra's aggregate investment in the Company divided by $0.21, the closing bid price on the date of Sunra's initial investment in the Company. Sunra has granted the Company a proxy to vote all other shares held by Sunra in excess of such number of shares in proportion to all other shares being voted at any meeting of or in any written consent by the stockholders of the Company (other than shares voted by Sunra).

(8) Includes shares owned by PubliGroupe USA Holding, Inc., whose holdings are more fully described in footnote 10. Mr. Wuttke is a senior officer of PubliGroupe SA, the parent company of PubliGroupe USA Holding. Mr. Wuttke disclaims beneficial ownership over these shares.

(9) Includes or excludes, as the case may be, shares as described in the above footnotes.

(10) The address of PubliGroupe USA Holding, Inc. is 1100 Santa Monica Blvd, Suite 550, Los Angeles, CA, 90025. Pursuant to a Lock-Up and Standstill Agreement dated October 31, 2001, PubliGroupe USA Holding has agreed:
    (i) to certain limitations and restrictions on its disposition of its shareholdings, (ii) for three years, without the consent of the Company, not to acquire additional shares of the Company's common stock or take any corporation action inconsistent with the recommendations of the Board of Directors of the Company, and (iii) for five years, to vote its shares at any stockholder meeting in the manner recommended by the Board of Directors of the Company, as reflected in the Company's proxy statement.

MEETINGS OF THE BOARD OF DIRECTORS

    Our board of directors held nineteen meetings during the year ended December 31, 2001. During the year ended December 31, 2001, each of the directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of all committees of the board on which such directors served.

COMMITTEES OF THE BOARD OF DIRECTORS

    AUDIT COMMITTEE. The audit committee, currently composed of Messrs. Burns, Gerbert, Perkins and Waechter, held four meetings during the year ended
December 31, 2001. The audit committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Messrs. Burns, Gerbert and Perkins are independent directors. Because of his relationship to Sunra Capital, Mr. Waechter may be deemed under the rules of Nasdaq not to be an independent director. Nonetheless, the Board has determined that membership on the audit committee by Mr. Waechter is required by the best interests of the Company and its stockholders. In making such a determination, the Board considered the following factors: (i) Mr. Waechter has substantial financial and accounting expertise gained from his thirty years' of international business experience, more than half of which was spent as the chief executive officer of major international corporations, and this expertise will be a valuable addition to the committee; and (ii) the three other members of the audit committee fully satisfy the definition of independent director, thus assuring the overall independence of the committee.

    COMPENSATION COMMITTEE. The compensation committee, currently composed of Messrs. Semsky, Burns, Perkins and Wuttke, who are independent directors, held six meetings during the year ended December 31, 2001. The compensation committee approves the salaries and other benefits of our executive officers and administers our non-stock based bonus or incentive compensation plans, excluding any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code. The compensation committee also administers our stock-based incentive plans, including the 1998 Stock Incentive Plan, the 2001 Non-Officers Stock Incentive Plan, and the 2001 and 2002 Equity Compensation Plans, and is responsible for granting any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code. Furthermore, the compensation committee consults with our management regarding pension and other benefit plans and compensation policies and practices.

    Our company does not have a nominating committee. The board of directors will consider nominees recommended by stockholders for election as a director. A stockholder wishing to recommend a nominee to the board of directors for election as a director at an annual meeting of stockholders should submit a recommendation in writing to our Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The board of directors retains discretion in the nomination of directors and has no obligation to nominate the candidate recommended by the stockholder or to include such candidate in our proxy materials.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Each of Messrs. Burns, Semsky, Perkins and Wuttke, the current members of the compensation committee, is an independent, outside director. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The compensation committee determines our executive compensation policies. The compensation committee determines the compensation of our executive officers and approves and oversees the administration of our incentive compensation programs for all employees, including executive officers. The compensation committee has reviewed and is in accord with the compensation paid to our executive officers in 2001.

COMPENSATION POLICIES AND PROGRAMS

    Our compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and we utilize incentives such that employees and stockholders share the same risks. The compensation program is designed to link each employee's compensation to our performance. A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit and individual goals. Grants of stock options are of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

    The Company's policy with respect to the deductibility limit of Section 162(m) of the Internal Revenue Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of the Company and its stockholders. However, the Company reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate.

    Executive and employee compensation includes salary, employment-related benefits and long-term incentive compensation:

        SALARY. Salaries are set competitively relative to comparable positions within and outside the Internet advertising industry. An individual's experience and performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual and company goals.

        BENEFITS. All employees are eligible for similar benefits, such as health and life insurance.

        LONG-TERM INCENTIVE COMPENSATION. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with us.

    CHIEF EXECUTIVE OFFICER. Mr. Moore's base salary for 2001 was set in accordance with his employment agreement and the amount of his annual incentive award for 2001 was based on the philosophy and programs described above. The fiscal 2001 annual incentive award principally reflected the achievement of a number of our company's 2001 business objectives and also included the compensation committee's subjective evaluation of Mr. Moore's performance during 2001.

                                          Members of the compensation committee:
                                          Richard Burns
                                          Robert Perkins
                                          Arnie Semsky
                                          Moritz Wuttke

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The audit committee of the board of directors was comprised of three directors in 2001 who were and continue to be independent directors. In accordance with its written charter, which was originally approved by the board of directors on May 23, 2000, the audit committee assists the board of directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of our company. In addition, the audit committee recommends to the full board the selection of our independent auditors.

    Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal controls. KPMG LLP, our independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flows under accounting principles generally accepted in the United States. The audit committee has reviewed our audited consolidated financial statements for the year ended December 31, 2001 and discussed them with both management and KPMG LLP. Based upon this review, the audit committee recommended to the full board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

    The audit committee has also discussed with KPMG LLP the matters required to be discussed by generally accepted auditing standards, including the matters to be discussed under SAS 61.

    The audit committee has discussed with KPMG the matters required to be discussed and required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence from our company. In addition, the audit committee has considered whether the provision of the non-audit services provided by KPMG LLP is compatible with maintaining KPMG LLP's independence.

                                          Members of the audit committee:
                                          Richard Burns
                                          Philipp Gerbert
                                          Robert Perkins
                                          Joseph Waechter

AUDIT AND RELATED FEES

    The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP.

Audit fees, excluding audit related.........................  $495,000
Financial Information Systems Design and Implementation.....  $      0
All Other Fees:
  Audit related fees (1)....................................  $ 64,000
  Other non-audit services (2)..............................  $280,000
                                                              --------
Total All Other Fees........................................  $344,000

(1) Audit related fees consisted principally of review of registration statements and audits of certain businesses acquired or to be sold.

(2) Other non-audit fees consist primarily of tax compliance and other tax advisory services.

    The Audit Committee has determined that the provision of services rendered above for "All Other Fees" is compatible with maintaining KPMG's independence.

PERFORMANCE GRAPH

    Set forth below is a graph comparing the percentage change in our cumulative stockholder return on our Common Stock from August 13, 1998 (the date of our initial public offering) to December 31, 2001, the last day of our last completed fiscal year. The cumulative stockholder return is measured by dividing the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of our share price as of the end of the measurement period over the price at the beginning of the measurement period, by the share price at the beginning of the measurement period. The cumulative total return on our common stock is compared with the Nasdaq Stock Market (U.S.) Index and a self-constructed peer group index.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*
          AMONG 24/7 REAL MEDIA, INC., THE NASDAQ STOCK MARKET (U.S.)
                              INDEX AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   8/13/98  12/31/98  12/31/99  12/31/00  12/31/01
24/7 Media, Inc.    100.00    151.35    304.05      2.86      1.24
New Peer Group      100.00    100.00    330.33     30.07     23.57
Nasdaq Comp Index   100.00    121.65    225.75    137.06     91.35

(1) Peer Group includes ValueClick, DoubleClick, Inc., Max Worldwide, Avenue A and Engage.

*   Assumes $100 invested on 8/13/98 (including reinvestment of dividends).

                                  PROPOSAL TWO
                 CONVERSION OF SERIES A-1 PREFERRED STOCK INTO
        SERIES A PREFERRED STOCK AND EXERCISABILITY OF RELATED WARRANTS

    On July 2, 2002, the Company, entered into a Series A and Series A-1 Preferred Stock and Common Stock Warrant Purchase Agreement (the "PURCHASE AGREEMENT") with Sunra Capital Holdings Limited ("SUNRA"), a newly formed investment fund advised by Mr. Waecther. Sunra purchased $1.6 million of 24/7's newly created Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK"), $3.4 million of its newly created Series A-1 Non Voting Convertible Preferred Stock (the "SERIES A-1 PREFERRED STOCK"), and was granted an option to purchase up to an additional $2 million of the Series A Preferred Stock (the "OPTION"). On August 7, 2002, Sunra agreed to purchase an additional $3 million of Series A Preferred Stock, subject to the satisfaction of the conditions in the Purchase Agreement, and the Company and Sunra agreed to amend the Purchase Agreement to increase the size of the Option by $1 million to an aggregate of $3 million to effectuate such purchase. All then-outstanding shares of Series A-1 Preferred Stock will automatically be converted into shares of Series A Preferred Stock upon the approval of the Company's stockholders of such conversion (the "CONVERSION") pursuant to this Proposal Two, and will not otherwise be convertible into Series A Preferred Stock or any other class of capital stock of the Company.

REASONS FOR STOCKHOLDER APPROVAL REQUIREMENT

    NASDAQ 20% RULE. In accordance with Nasdaq Rule 4350(i), which generally requires shareholder approval for the issuance or potential issuance of securities representing twenty percent or more of an issuer's outstanding listed securities or twenty percent or more of the voting power outstanding before the Original Issuance Date, and under the terms of the Purchase Agreement pursuant to which the Company sold the Series A-1 Preferred Stock, the Company must solicit shareholder approval for the issuance of Series A Preferred Stock upon conversion of the Series A-1 Preferred Stock, the exercisability of certain warrants that become exercisable upon the Conversion, and the sale and issuance of additional shares of Series A Preferred Stock and associated warrants to purchase common stock that Sunra has elected to purchase pursuant to the Option. If the Company obtains shareholder approval, there is no limit on the number of shares that could be issued upon conversion of the Preferred Stock and such issuance of shares of Common Stock will no longer be subject to shareholder approval under Nasdaq Rule 4350(i). IF THE COMPANY DOES NOT OBTAIN STOCKHOLDER APPROVAL FOR THE CONVERSION, THE COMPANY MAY BE REQUIRED TO REDEEM ALL OR A PORTION OF THE OUTSTANDING SERIES A-1 PREFERRED STOCK AND SUNRA WILL NOT BE ABLE TO PURCHASE AN ADDITIONAL $3 MILLION OF SERIES A PREFERRED STOCK.

    NASDAQ CHANGE OF CONTROL RULE. Under Nasdaq Rule 4350(i) (1)(B), Nasdaq listed companies must obtain stockholder approval for any issuance of securities that would result in a change of control (the "Control Rule"). In the event that the Conversion is approved, Sunra (or the party to whom Sunra has delegated voting and dispositive power with respect to the Company's securities held in the name of Sunra, which is currently Joseph W. Waechter) could beneficially own approximately 46% of our outstanding Common Stock. If the Conversion and exercise of the Option were construed to result in a change of control, the approval sought under this Proposal Two would be effective to satisfy the required shareholder approval under the Control Rule. We therefore are seeking the approval by our stockholders for the Conversion and the Option to satisfy the Control Rule.

SERIES A-1 PREFERRED STOCK IS REDEEMABLE IF STOCKHOLDER APPROVAL OF THIS PROPOSAL IS NOT OBTAINED

    The Series A-1 Preferred Stock will be redeemable in full at the option of Sunra in the event the stockholders reject the Conversion or fail to approve the Conversion by October 15, 2002, or if the Company's 's Board of Directors withdraws its recommendation that the stockholders approve the Conversion. To secure its potential obligation to redeem the Series A-1 Preferred Stock, the Company placed $3.6 million into escrow with State Street Bank and Trust Company of California, N.A. pursuant to an Escrow Agreement, which will be released under the terms of the Escrow Agreement either to the Company if and when stockholder approval for the Conversion is obtained or to Sunra when it redeems its Series A-1 Preferred Stock. The Series A Preferred Stock is not redeemable.

SUMMARY OF TERMS OF SERIES A PREFERRED STOCK

    CONVERTIBILITY. Each share of Series A Preferred Stock is convertible into common stock of the Company at any time at the option of the holder thereof at a conversion price of $0.20535 per share of Common Stock (the "PER SHARE PURCHASE PRICE"). There will be no change to the conversion ratio of the Series A Preferred Stock based upon the future trading price of the Common Stock. The conversion ratio of the Series A Preferred Stock is subject to a weighted average anti-dilution adjustment in the event of certain future issuances of Company equity at an effective per share purchase price lower than the Per Share Purchase Price.

    CONVERSION AT OPTION OF COMPANY. At any time after the second anniversary of the earlier of the conversion or redemption of the Series A-1 Preferred Stock, each share of outstanding Series A Preferred Stock will automatically convert into the applicable number of shares of Common Stock at the option of the Company if the Common Stock is then traded and the average per share closing price of the Common Stock on the Nasdaq National Market or the Nasdaq Smallcap Market, or similar quotation system or a national securities exchange, is greater than three (3) times the Per Share Purchase Price over a sixty (60) trading day period, the average daily trading volume of the Common Stock over such period is at least 200,000 shares and certain other conditions are satisfied.

    DIVIDENDS. The Series A Preferred Stock and Series A-1 Preferred Stock will accrue and cumulate dividends at a rate of 6% per year, compounded monthly, payable when, as and if declared by the Company's Board of Directors. All accrued dividends on the Series A Preferred Stock and Series A-1 Preferred Stock must be paid before any dividends may be declared or paid on the Common Stock, and shall be paid as an increase in the liquidation preference of the Series A and Series A-1 Preferred Stock payable upon the sale, merger, liquidation, dissolution or winding up of the Company.

    LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the Company, if the holders of Common Stock would receive consideration per share equal to less than three (3) times the Per Share Purchase Price (assuming for this purpose the prior conversion in full of all Series A Preferred Stock and Series A-1 Preferred Stock into the applicable number of shares of Common Stock), then the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to a liquidation preference payment per share equal to the Per Share Purchase Price, plus any dividends accrued but unpaid as of such date. After payment of the foregoing preference, the holder of each share of Series A Preferred Stock and Series A-1 Preferred Stock would then also participate on an as-converted to Common Stock basis with the holders of the Common Stock in the distribution of the proceeds from such a liquidation event to the holders of the Common Stock. A merger, consolidation or sale of the Company will be treated as a liquidation event unless such transaction has been approved by the holders of a majority of the outstanding Series A Preferred Stock.

    VOTING RIGHTS. Holders of the Series A Preferred Stock generally will vote together with the holders of shares of Common Stock, with each share of Series A Preferred Stock representing that number of votes equal to that number of shares of Common Stock into which it is then convertible.

However, the holders of the Series A Preferred Stock will be entitled to a separate class vote with respect to certain matters, including the creation of a class or series of stock having preferences or privileges senior to or on a parity with the Series A Preferred Stock and any amendment or waiver of any provision of the Company's Certificate of Incorporation or Bylaws that would adversely affect the rights, privileges and preferences of the Series A Preferred Stock. Additionally, at any time prior to the second anniversary of the redemption or conversion of the Series A-1 Preferred Stock, holders of the Series A Preferred Stock will be entitled to a separate class vote with respect to a proposed merger, consolidation, or sale of the Company, unless, at the time of the signing of a definitive agreement or taking of such other action necessary to effect such a transaction, the fair market value of one share of Common Stock is greater than three times the Per Share Purchase Price. Additionally, pursuant to the right of the holders of the Series A Preferred Stock to designate a member to the Company's board of directors, Joseph Waechter, President of Sunra and a member of Merchant's Group International, joined the Company's Board of Directors upon the completion of this sale of Series A and Series A-1 Preferred Stock. Upon the Conversion, Sunra will have the right to designate a second director.

WARRANTS

    The Company has also issued three warrants to Sunra to purchase shares of Common Stock at an exercise price per share equal to the Per Share Purchase Price, of which (i) one warrant entitles Sunra to purchase up to approximately 780,000 shares of Common Stock and is immediately exercisable; (ii) another warrant entitles Sunra to purchase up to approximately 1.66 million additional shares of Common Stock and only becomes exercisable upon stockholder approval of the Conversion; and (iii) a final warrant entitles Sunra to purchase up to approximately 1.0 million additional shares of Common Stock and only becomes exercisable in the event Sunra becomes entitled to redeem its Series A-1 Preferred Stock. The Company will issue an additional warrant to Sunra to purchase up to approximately 1,461,000 additional shares of Common Stock if stockholder approval of the Conversion is obtained. Each such warrant will remain exercisable until the fifth anniversary of the date on which the warrant first became exercisable. All warrants issued pursuant to this transaction may be exercised through a cashless exercise.

FINDER'S FEE

    Merchant's Group International acted as a "FINDER" for this transaction. The Company has paid or will pay Merchant's Group the following compensation: (i) a warrant to purchase 400,000 shares of Common Stock at an exercise price equal to the Per Share Purchase Price that is immediately exercisable for a five-year term beginning on the date it was issued and (ii) $320,000 in cash, of which $64,000 was paid at the closing of this transaction and $256,000 will become payable upon the effective date of the Conversion.

REGISTRATION

    The parties also entered into an Investors' Rights Agreement pursuant to which the Company is obligated to file a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of all warrants issued to Sunra and Merchant's Group International in connection with this transaction, and has also granted piggyback registration rights to the holders of such shares, on a pari passu basis with existing registration rights holders, to participate in certain registered offerings of the Company's securities.

VOTING POWER AND POTENTIAL CHANGE IN CONTROL

    If this Proposal is approved, then Sunra (or Mr. Waechter or such other party as Sunra has then granted voting and dispositive power with respect to the Company's securities held in Sunra's name) will become the beneficial owner of approximately 43,254,000 shares of Common Stock in connection with the Company's securities held in the name of Sunra, or approximately 46% of the Company's outstanding common stock. The Conversion and the closing of the Option is contingent upon prior stockholder approval. Pursuant to a Voting Agreement, dated August 8, 2002, Sunra may only vote a number of shares equal to Sunra's aggregate investment in the Company divided by $0.21, the closing bid price on the date of Sunra's initial investment in the Company. Sunra has granted the Company a proxy to vote all other shares held by Sunra in excess of such number of shares in proportion to all other shares being voted at any meeting of or in any written consent by the stockholders of the Company (other than shares voted by Sunra). Mr. Waechter is currently a member of the Company's Board of Directors and may be considered an interested director in this Proposal due to his position as an advisor to, the President and a director of Sunra.

AMENDMENTS TO EXECUTIVE EMPLOYMENT ARRANGEMENTS

    David J. Moore, the Company's Chief Executive Officer, Mark E. Moran, the Company's Executive Vice President, Secretary and General Counsel, Anthony C. Plesner, the Company's Chief Operating Officer, and Norman Blashka, the Company's Executive Vice President and Chief Financial Officer, have each agreed in connection with the Purchase Agreement, subject to stockholder approval of the 2002 Stock Incentive Plan as more fully described under Proposal Four, to modify their respective employment agreements with the Company to reduce the amount of severance payable to such executive officers by 50% payable in one lump sum, and to reduce the notice period for termination or non-renewal of each such executive's employment agreement to thirty (30) days. In exchange, such executives will receive a grant of common stock and options to purchase our common stock under the Company's 2002 Stock Incentive Plan. Additionally, each such executive has agreed to accept a portion of his bonus for calendar year 2002 in common stock granted under the 2002 Stock Incentive Plan, based on a valuation of the common stock equal to the conversion price of our Series A Preferred Stock.

                                PROPOSAL THREE:

                 AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
                 TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

    You are being asked to vote upon amendments to our Certificate of Incorporation that would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio of either one-to-10, one-to-15, one-to-20, one-to-25 or one-to-30. The board would have the sole discretion to elect, as it determines to be in the best interests of our company and our stockholders, whether or not to effect a reverse stock split, and if so at which of the approved exchange ratios, at any time before the 2003 annual meeting of stockholders. If the board elects to implement one of the reverse stock splits, the board would abandon the remaining reverse stock splits without need for any further stockholder action. The board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split at a specified ratio, provides the board with maximum flexibility to react to current market conditions and therefore to act in the best interests of our company and our stockholders.

    Each of the forms of amendment to our Certificate of Incorporation to effect the proposed reverse stock splits is attached to this proxy statement as Annex
A. If the board elects to implement one of the approved reverse stock splits, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the selected reverse stock split. The par value of the common stock would remain unchanged at $.01 per share and the number of authorized shares of common stock would remain unchanged. The reverse stock split would become effective upon the filing of the amendment to our Certificate of Incorporation with the Delaware Secretary of State. The board may elect not to implement any of the approved reverse stock splits at its sole discretion, even if all of the proposed reverse stock splits are approved by our stockholders.

REASONS FOR CONSIDERING A REVERSE STOCK SPLIT.

    The Board of Directors also believes that the relatively low per share market price of the Common Stock may impair the acceptability of the Common Stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community. Nevertheless, in practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, will not extend margin credit on stock trading at low prices, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. Many brokerage houses are reluctant to recommend lower-priced stock to their clients or to hold it in their own portfolios. Further, a variety of brokerage house policies and practices discourage individual brokers within those firms from dealing in low-priced stock because of the time-consuming procedures that make the handling of low-priced stock unattractive to brokerage houses from an economic standpoint.

    Also, because the brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups, or markdowns) which are a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor is believed to limit the willingness of retail and institutional investors to purchase the Company's Common Stock at its current relatively low per share market price.

    Another purpose in considering a reverse stock split is to increase the trading price of our common stock to facilitate the continued listing of our common stock for quotation on the Nasdaq SmallCap Market. The Nasdaq Stock Market's Marketplace Rules require Nasdaq SmallCap Market companies to comply with its continued listing requirements, including maintaining a minimum bid price of $1.00 per share.

    Additionally, pursuant to the Purchase Agreement with Sunra Capital, we agreed to present this Proposal to the Stockholders at this Annual Meeting.

    In determining whether or not to implement a reverse stock split, and the appropriate exchange ratio, the board would assess a variety of factors, including but not limited to analysis of our most recent fiscal quarter and general economic conditions, as well as the trading price of our common stock on the days leading up to the date of the reverse stock split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT.

    The immediate effects of a reverse stock split would be to reduce the number of shares of common stock outstanding and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the thresholds required by the Nasdaq Stock Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Stock Market. The trading price of our common stock may change due to a variety of other facts, including our operating results, other factors related to our business and general market conditions.

    The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 51,345,120 shares of common stock outstanding as of the record date for the annual meeting:

  Proposed Reverse     Percentage   Shares of Common Stock
  Stock Split Ratio    Reduction       to be Outstanding
---------------------  ----------   -----------------------
      One-to-10          90.00%            5,134,512
      One-to-15          93.33%            3,423,008
      One-to-20          95.00%            2,567,256
      One-to-25          96.00%            2,053,805
      One-to-30          96.67%            1,711,504

    The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the Nasdaq National Market, especially in the case of larger block trades.

    POTENTIAL ANTI-TAKEOVER EFFECT OF AUTHORIZED BUT UNISSUED SECURITIES. The reverse stock split would result in a greater spread between the number of authorized shares and the number of outstanding shares. The issuance of shares of Common Stock under particular circumstances may have the effect of discouraging an attempt to change control of the Company, especially in the event of a hostile takeover bid. The increase in the spread between authorized and issued (and committed) Common Stock recommended by the Board of Directors could have the overall effect of rendering more difficult the accomplishment of an acquisition of the Company, and to make more difficult the removal of incumbent management. Common Stock would be authorized to be issued in the discretion of the Board without shareholder approval of each issuance. The proportionate increase in the authorized number of shares of Common Stock could have an advantage of permitting us to issue shares for other purposes that could improve our financial position. However, the proportionately larger spread between authorized shares and outstanding (or committed) shares might be used to increase the stock ownership or voting rights of persons seeking to obtain control of the Company, and this anti-takeover effect could benefit incumbent management at the expense of the shareholders. Issuance of additional shares also could have the effect of diluting any earnings per share and book value per share of shares outstanding of Common Stock. We may issue new securities without first offering them to shareholders. The holders of shares of Common Stock have no preemptive rights. Preemptive rights would have given shareholders a right to purchase pro rata new securities issued by us. Preemptive rights protect such holders from dilution to some extent by allowing holders to purchase shares according to their percentage ownership in each issuance of new securities. Therefore, we may issue our shares in a manner that dilutes our current shareholders.

    EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS. If we implement a reverse stock split, the number of shares of common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the exchange ratio, and then rounding up to the nearest whole share. The reverse stock split would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in whole shares.

    EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES. In addition, all outstanding shares of options, warrants and other securities entitling their holders to purchase shares of our common stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of the common stock, options, warrants or other securities convertible into common stock would be affected by the reverse stock split.

    OTHER EFFECTS ON OUTSTANDING SHARES. If a reverse stock split is implemented, the rights and privileges of the outstanding shares of common stock would remain the same after the reverse stock split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

    The reverse stock split would result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

    The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT.

    If our stockholders approve some or all of the proposed amendments to our Certificate of Incorporation, the board of directors may elect whether or not to declare a reverse stock split at any of the approved exchange ratios at any time before the 2003 Annual Meeting of Stockholders. The reverse stock split would be implemented by filing the appropriate amendment to our Certificate of Incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

    As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by our company after the effective date until they surrender their old stock certificates for exchange. All shares of preferred stock, options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

    Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL SHARES.

    We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio would instead receive a whole share upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal.

NO APPRAISAL RIGHTS.

    No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation or bylaws to any stockholder who dissents from this proposal.

ACCOUNTING CONSEQUENCES.

    The par value of our common stock would remain unchanged at $.01 per share after the reverse stock split. Also, the capital account of the company would remain unchanged, and the company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES.

    The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

    No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

    Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may as to each stockholder, depending upon the state in which he or she resides.

VOTE REQUIRED.

    The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve each of the proposed amendments to our Certificate of Incorporation to effect a reverse stock split at one of the proposed exchange ratios.

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF EACH OF THE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE PROPOSED REVERSE STOCK SPLIT.

                                 PROPOSAL FOUR

                        PROPOSAL FOR THE APPROVAL OF THE
                           2002 STOCK INCENTIVE PLAN

    Our board of directors has approved the 2002 Stock Incentive Plan in order to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us (i) to offer employees and consultants of the Company and its affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between such employees and consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors, thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and stockholders. Our board of directors has also approved an amendment to our 1998 Stock Incentive Plan (i) eliminating the automatic annual 3% increase in the number of shares of common stock available for issuance under the plan and (ii) providing that no further automatic stock option grants will be made to non-employee directors. The board of directors or the compensation committee may continue to grant awards under the 1998 Stock Incentive Plan for the number of shares that remain available for issuance under the plan or that become available for issuance in accordance with the terms of the plan as a result of the forfeiture of awards or the payment of certain amounts by option holders in shares of common stock.

    The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock present and entitled to vote at the annual meeting is required to approve the 2002 Stock Incentive Plan. OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2002 STOCK INCENTIVE PLAN.

    The following description of the 2002 Stock Incentive Plan is a summary and is qualified in its entirety by reference to the 2002 Stock Incentive Plan, a copy of which may be obtained upon written request to the Company at the Company's principal business address.

    ADMINISTRATION. The 2002 Stock Incentive Plan is administered by the compensation committee. If no compensation committee exists which has the authority to administer the 2002 Stock Incentive Plan, the functions of the compensation committee will be exercised by the board of directors.

    The compensation committee has full authority to administer and interpret the 2002 Stock Incentive Plan (except that with respect to awards to non-employee directors, the 2002 Stock Incentive Plan will be administered by the board of directors), to grant discretionary awards under the 2002 Stock Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award, to prescribe the form or forms of instruments evidencing awards and to make all other determinations in connection with the 2002 Stock Incentive Plan and the awards thereunder as the compensation committee (or the board of directors, in the case of non-employee directors' awards), in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements which are consistent with the terms of the 2002 Stock Incentive Plan. Awards under the 2002 Stock Incentive Plan may not be made on or after July 9, 2012.

    ELIGIBILITY AND TYPES OF AWARDS. All of our employees and consultants are eligible to be granted nonqualified stock options, stock appreciation rights and restricted stock. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the 2002 Stock Incentive Plan. Our non-employee directors are eligible to receive nondiscretionary grants of nonqualified stock options and to receive grants of common stock for each meeting of the board of directors or a committee of the board of directors attended.

    AVAILABLE SHARES. The aggregate number of shares of common stock which may be issued or used for reference purposes under the 2002 Stock Incentive Plan or with respect to which awards may be granted may not exceed 10,000,000 shares, which may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company. The number of shares available for issuance under the 2002 Stock Incentive Plan will automatically increase on the first trading day of each calendar year, beginning with the 2003 calendar by an amount equal to three percent (3%) of the total of the sum of (i) the number of shares of common stock, and outstanding on the last trading day of the immediately preceding calendar year and (ii) the number of shares of common stock issuable upon the conversion of shares of Preferred Stock outstanding on the last trading day of the immediately preceding calendar year, provided that no such increase will exceed 3,000,000 shares.

    In general, if stock options or stock appreciation rights are for any reason cancelled, or expire or terminate unexercised, the shares covered by such options or stock appreciation right will again be available for the grant of awards under the 2002 Stock Incentive Plan. In addition, if shares of common stock are exchanged by a participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a stock option or the number shares of common stock otherwise deliverable has been reduced for withholding, the shares exchanged or reduced will again be available for purposes of granting awards under the 2002 Stock Incentive Plan, except with respect to awards of incentive stock options.

    In addition, the 2002 Stock Incentive Plan permits the grant of awards to individuals who become employed by us or any of our affiliates as a result of a merger or consolidation, as a conversion from, and replacement of, comparable awards held by such individuals from the prior employer, and to the extent of such substitution, such grants increase the maximum number of shares of common stock which may be issued or used for reference under the 2002 Stock Incentive Plan, except with respect to awards of incentive stock options.

    The maximum number of shares of common stock with respect to which any option may be granted under the 2002 Stock Incentive Plan during any fiscal year to any individual will be 600,000 shares. The maximum number of shares of common stock with respect to which any stock appreciation right may be granted under the 2002 Stock Incentive Plan during any fiscal year to any individual will be 600,000 shares. To the extent that shares of common stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of common stock available for such awards to such individual will automatically increase in subsequent fiscal years until used.

    The number of shares of common stock available for the grant of awards and the exercise price of an award may be adjusted to reflect any change in our capital structure or business by reason of certain corporate transactions or events.

    AWARDS UNDER THE 2002 STOCK INCENTIVE PLAN. The following types of awards are available under the 2002 Stock Incentive Plan:

    STOCK OPTIONS. The compensation committee may grant nonqualified stock options and incentive stock options to purchase shares of common stock. The compensation committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

    Options will be exercisable at such time or times and subject to such terms and conditions as determined by the compensation committee at grant and the exercisability of such options may be accelerated by the compensation committee in its sole discretion.

    STOCK APPRECIATION RIGHTS. The compensation committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment either in cash or common stock, as the compensation committee may determine, equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the common stock on the date of grant in the case of a Non-Tandem SAR.

    RESTRICTED STOCK. The compensation committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The payment of dividends, if any, shall, unless the compensation committee specifies otherwise at the time of the award, be deferred until the expiration of the applicable restriction period.

    Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service and such other factors as the compensation committee may determine in its sole discretion, the compensation committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time.

    CHANGE IN CONTROL. Unless determined otherwise by the compensation committee at the time of grant, accelerated vesting and lapsing of any restrictions will occur and any unvested awards will automatically become 100% vested upon a change in control (as defined in the 2002 Stock Incentive Plan) of the Company. The compensation committee may, in its sole discretion, provide for accelerated vesting of an award at any time. The compensation committee may also, in its sole discretion, provide for accelerated vesting of an award upon a termination during the 180-day period prior to a Change in Control.

    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS. The 2002 Stock Incentive Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the board of directors or the stockholders, as follows: (i) options to purchase 50,000 shares of common stock will be granted to each non-employee director as of the date he or she begins service as a non-employee director on the board of directors; and (ii) options to purchase 16,667 shares of common stock (or a pro rata portion for less than a full year of service) will be granted to each non-employee director upon the date of each annual meeting of stockholders. The exercise price per share of options will be the fair market value of the common stock at the time of grant or the par value of the common stock, whichever is greater. The term of each such option will be 10 years. Options granted to non-employee directors pursuant to an initial grant will vest and become exercisable at the rate of 33.3% of the options granted, as of each anniversary of the date of grant. Options granted pursuant to an annual grant will become vested in full on the date of the third anniversary of the date of the grant, provided that the non-employer director is a director on the board of directors on that date. All options granted to non-employee directors and not previously exercisable will become fully exercisable immediately upon a change in control.

    On the date of each annual meeting of stockholders, each non-employee directors shall also receive a grant of shares of common stock with a value of $12,000.

    AMENDMENT AND TERMINATION. Notwithstanding any other provision of the 2002 Stock Incentive Plan, the board of directors may at any time amend any or all of the provisions of the 2002 Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2002 Stock Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant pproval of our stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Internal Revenue Code, or to the extent applicable to incentive stock options, Section 422 of the Internal Revenue Code, no amendment may be made which would: (i) increase the aggregate number of shares of common stock that may be issued; (ii) increase the maximum individual participant share limitations for a fiscal year;
(iii) change the classification of employees or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR;
(v) extend the maximum option term; (vi) change rights under the 2002 Stock Incentive Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the 2002 Stock Incentive Plan to continue to comply with the applicable provisions of Section 162(m) of the Internal Revenue Code or, to the extent applicable to incentive stock options, Section 422 of the Internal Revenue Code.

    MISCELLANEOUS. Awards granted under the 2002 Stock Incentive Plan are generally nontransferable, except that the compensation committee may provide for the transferability of nonqualified stock options (other than those granted to non-employee directors) at the time of grant or thereafter. Stock options granted to non-employee directors are transferable solely to such non-employee director's principal employer (other than us or our affiliate if the director should become employed by us or our affiliate) at the time of grant if the terms of such non-employee director's employment so require.

    CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. The rules concerning the Federal income tax consequences with respect to options granted and to be granted pursuant to the 2002 Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

    INCENTIVE STOCK OPTIONS. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and we will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. Capital gains rates may be reduced in the case of a longer holding period.

    If the recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

    NONQUALIFIED STOCK OPTIONS. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and we will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

    ALL OPTIONS. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1 million limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes.

    In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2002 Stock Incentive Plan is intended to satisfy these requirements with respect to options.

    The 2002 Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2002 Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

    FUTURE PLAN AWARDS. Because future awards under the 2002 Stock Incentive Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

EXISTING STOCK OPTION PLANS

    The Company has previously adopted its 1998 Stock Incentive Plan, its 2001 Non-officers Stock Incentive Plan, its 2001 Equity Compensation Plan and its 2002 Equity Compensation Plan. The 1998 Stock Incentive Plan and 2001 Non-officers Stock Incentive Plan are substantially similar to the 2002 Stock Incentive Plan. The 2001 and 2002 Equity Compensation Plans provide a mechanism for officers and employees to increase their ownership in the Company, thus better aligning their interests with those of our stockholders, by accepting shares of our common stock in lieu of cash payment for a portion of their base salaries and bonuses. Certain vendors of the Company have also elected to accept shares of common stock under these plans as payment for services rendered.

    Upon approval and adoption of the 2002 Stock Incentive Plan, awards may still be made pursuant to each of these plans until their currently authorized number of grants under such plans is exhausted; however, these plans will be deemed to be amended to eliminate any provisions that provide for increases in the number of incentives authorized under such plans, except pursuant to a stock split, recapitalization or similar corporate event.

    Below is a table showing the number of incentives that have been authorized under each of these Plans, the number of options outstanding and their weighted average exercise price (only with respect to the stock incentive plans, as the equity compensation plans provide only for grants of shares of stock, and the number of options that remain available for grant:

                              INCENTIVES  INCENTIVES   WEIGHTED AVERAGE  INCENTIVES AVAILABLE
        NAME OF PLAN          AUTHORIZED  OUTSTANDING   EXERCISE PRICE        FOR GRANT
----------------------------  ----------  -----------  ----------------  --------------------
1998 Stock Incentive Plan     11,386,547    8,351,573              3.23             2,011,812
2001 Non-Officers Stock
  Incentive Plan               2,500,000    2,000,297             $0.31               494,515
2001 Equity Compensation
  Plan                         1,250,000    1,250,000               N/A                     0
2002 Equity Compensation
  Plan                         3,000,000      578,397               N/A             2,421,603

                                 PROPOSAL FIVE:

                              INDEPENDENT AUDITORS

    Upon the recommendation of the audit committee, our board of directors has appointed KPMG LLP, independent certified public accountants, to audit our books and records for the year ending December 31, 2002.

    Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

    OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

                             STOCKHOLDER PROPOSALS

    If you wish to include proposals in the proxy materials for the 2003 annual meeting, you must submit such proposals in writing to be received by our Secretary at 1250 Broadway, New York, New York 10001 on or before July 30, 2003. However, if we decide to change the date of the 2003 annual meeting more than 30 days from September 10, 2003, we will provide you with reasonable time before we begin to print and mail our proxy materials for the 2003 annual meeting in order to allow you an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

                                 OTHER MATTERS

    We know of no other matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

    Our company has filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2001 with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the Form 10-K (without exhibits) by requesting a copy on our Internet web site at www.247realmedia.com or in writing or by telephone from us at the following address:

                               24/7 Real Media, Inc.
                                 1250 Broadway
                            New York, New York 10001
                                 (212) 231-7100
                         Attention: Investor Relations

    The exhibits to the Form 10-K are available upon payment of charges that approximate our reproduction costs. If you would like to request documents, please do so by August 23, 2002 to receive them before the annual meeting.

                                          By order of the board of directors,
                                          DAVID J. MOORE
                                          President and Chief Executive Officer

August 9, 2002

    STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

    NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                         ANNEX A

                          CERTIFICATE OF AMENDMENT OF
                    RESTATED CERTIFICATE OF INCORPORATION OF
                             24/7 REAL MEDIA, INC.
                            (A DELAWARE CORPORATION)

    24/7 Real Media, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

    FIRST: ARTICLE FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to add the following paragraph at the end of ARTICLE FOURTH:

    "Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment to the Certificate of Incorporation of this Corporation with the Secretary of the State of Delaware, every [10] [15] [20] [25] [30](*) outstanding shares of Common Stock of the Corporation shall be combined into and automatically become one outstanding share of Common Stock of the Corporation. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No scrip or fractional shares will be issued by reason of this amendment. A holder otherwise entitled to receive a fractional share as a result of such combination shall receive instead one validly issued, fully paid and nonassessable share of Common Stock of the Corporation as of the effective date of the foregoing combination."

    SECOND: The foregoing amendments to the Restated Certificate of Incorporation of the Corporation were duly adopted and approved in accordance with Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer and attested by its Secretary this
  day of             , 2002.

                                                       24/7 REAL MEDIA, INC.

                                                       By:
                                                            -----------------------------------------
                                                            David J. Moore
                                                            President

Attest:

By:
      --------------------------------------
      Mark E. Moran
      Secretary

------------------------

* As described in the attached proxy statement, if this proposal is approved by stockholders, the decision whether or not to effect the reverse stock split and the amount thereof will be determined by the board of directors.

                                                                         ANNEX B

                             24/7 REAL MEDIA, INC.
                           2002 STOCK INCENTIVE PLAN
                         (EFFECTIVE AS OF JULY 9, 2002)

                                   ARTICLE I

                                    PURPOSE

    The purpose of this 24/7 Real Media, Inc. 2002 Stock Incentive Plan (the "Plan") is to enhance the profitability and value of 24/7 Real Media, Inc. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                   ARTICLE II

                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1  "Affiliate" shall mean, other than the Company, each of the following:
(i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

    2.2 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

    2.3  "Board" shall mean the Board of Directors of the Company.

    2.4 "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter:
(i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

    2.5  "Change in Control" shall have the meaning set forth in Article XI.

    2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

    2.7 "Committee" shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or
Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

    2.8 "Common Stock" shall mean the Company's common stock, $.01 par value per share, of the Company.

    2.9  "Company" shall mean 24/7 Real Media, Inc., a Delaware corporation.

    2.10 "Consultant" shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

    2.11  "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

    2.12 "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

    2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    2.14 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date, or in the absence of reported sales on such date, the last reported sales price reported for the Common Stock prior to such date (on which there is a sale): (i) as reported by the principal national securities exchange in the United States on which it is then traded or the Nasdaq Stock Market, Inc., or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted.

    2.15 "Good Reason" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "Good Reason" (or words of like import)), or where "Good Reason" is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

    2.16 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    2.17 "Limited Stock Appreciation Right" shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

    2.18 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

    2.19 "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of:
(i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

    2.20 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

    2.21 "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards pursuant to Article IX.

    2.22 "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

    2.23 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

    2.24 "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

    2.25 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    2.26 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

    2.27 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over
(ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

    2.28 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or non-employee directors pursuant to Article IX.

    2.29 "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

    2.30 "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

    2.31 "Termination of Consultancy" shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

    2.32 "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

    2.33 "Termination of Employment," except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

    2.34 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III

                                 ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

    3.2 AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees and Consultants. Awards may be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

        (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d) or, with respect to Stock Options granted to non-employee directors,
    Section 9.4(c);

        (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan;

        (g) to modify, extend or renew a Stock Option, subject to Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

        (h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

        (i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

        (j) to determine whether a Stock Appreciation Right is Tandem or Non-Tandem;

        (k) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

        (l) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation, that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

    3.3 GUIDELINES. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of
Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, countries other than the United States to comply with applicable tax and securities laws. If ,or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

    3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

    3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    3.6 PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

    3.7  DESIGNATION OF CONSULTANTS--LIABILITY.

        (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

        (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan.

    To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV

                          SHARE AND OTHER LIMITATIONS

    4.1 SHARES.

        (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 10,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company; provided, however, that, subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan will automatically increase on the first trading day of each calendar year, beginning with the 2003 calendar year, by an amount equal to three percent (3%) of the sum of (i) the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year and (ii) the total number of shares of Common Stock issuable upon conversion of outstanding Preferred Stock on the last trading day of the immediately preceding calendar year; provided, however, that no such increase will exceed 3,000,000 shares.

    If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to
Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

    In the event Awards are granted to employees or Consultants pursuant to
Section 3.2(l), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(l). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

    (b) INDIVIDUAL PARTICIPANT LIMITATIONS.

    (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 600,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

    (ii) There are no annual individual Participant limitations on Restricted Stock.

    (iii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 600,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Participant's individual share limitations for both Stock Appreciation Rights and Options.

    (iv) The individual Participant limitations set forth in this
Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

    4.2 CHANGES.

    (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

    (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

    (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of s substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

    (e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

    4.3 PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V

                                  ELIGIBILITY

    5.1 All employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan. All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. Eligibility under this Plan shall be determined by the Committee.

    5.2 Non-employee directors of the Company are only eligible to receive an Award in accordance with Article IX of the Plan.

                                   ARTICLE VI

                              STOCK OPTION GRANTS

    6.1 OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

    6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

    6.3 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten
    (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. To the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualified Stock Option.

        Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

        (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

        (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

        (h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

        (i) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

    6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a
Participant:

        (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

        (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

        (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII

                            RESTRICTED STOCK AWARDS

    7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

    7.2 AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the "Restricted Stock Award Agreement") to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

        (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

        (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

        (c) LEGEND. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

       "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 24/7 Real Media, Inc. (the "Company") 2002 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company, dated July 9, 2002. Copies of such Plan and Agreement are on file at the principal office of the Company."

        (d) CUSTODY. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

    7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

        (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

        (b)  RIGHTS AS STOCKHOLDER.  Except as provided in this subsection
    (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

        (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

        (d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

    8.1 TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

    8.2 TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

        (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference

    Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

        (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

        (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

        (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

        (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

    8.3 NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

    8.4  TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION
RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

        (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

        (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

        (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one
    (1) share of Common Stock on the date the right was awarded to the Participant.

    8.5 LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in
Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

    8.6 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

        (a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

        (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

        (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

        (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

        (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

        (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                   ARTICLE IX

                          NON-EMPLOYEE DIRECTOR AWARDS

    9.1 OPTIONS. The terms of this Article IX shall apply only to Options granted to non-employee directors.

    9.2  GRANTS.

        (a) INITIAL STOCK OPTION GRANT. Subject to the terms of the Plan, each non-employee director of the Company who, as of June 30, 2002, has not previously been granted Options under the Plan, shall be granted Non-Qualified Stock Options to purchase 50,000 shares of Common Stock as of June 30, 2002, or, if later, as of the date the non-employee director begins service as a director on the Board.

        (b) SUBSEQUENT STOCK OPTION GRANTS. Upon the date of each Annual Meeting of Stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase 16,667 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options shall vest in full on the date of the fourth Annual Meeting of Stockholders held following the date of the grant, provided that the non-employer director is a director on the Board on that date.

        (c) STOCK AWARDS IN CONNECTION WITH MEETINGS. On the date of each annual meeting of stockholders of the Company, each non-employee director shall be granted fully-vested shares of

    Common Stock with a value of $12,000.00 pro-rated for directors who have served less than a year since their initial grant. Each new non-employee director shall receive a grant of fully vested shares of common stock with a value of $12,000 upon appointment or election.

    9.3  NON-QUALIFIED STOCK OPTIONS.  Stock Options granted under this
Article IX shall be Non-Qualified Stock Options.

    9.4 TERMS OF OPTIONS. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The purchase price per share of Common Stock deliverable upon the exercise of an Option granted pursuant to Section 9.2 shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option (the "Purchase Price"), or the par value of the Common Stock, whichever is greater.

        (b) EXERCISABILITY. Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under Section 9.2(a) shall be exercisable on or after each of the four anniversaries following the date of grant.

        (c) METHOD FOR EXERCISE. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

        (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

    9.5 TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options upon the Termination of Directorship:

        (a) DEATH, DISABILITY OR OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

        (b) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

        (c) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

    9.6 CHANGES. The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

    9.7 If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE X

                              NON-TRANSFERABILITY

    Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                   ARTICLE XI

                          CHANGE IN CONTROL PROVISIONS

    11.1 BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits:

        (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock

    Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

        (b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

        (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the "Pre-Change in Control Period" shall mean the one hundred eighty (180) day period prior to a Change in Control.

    11.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

        (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

        (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
    (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

        (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

        (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XII

                      TERMINATION OR AMENDMENT OF THE PLAN

    12.1 TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants, and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

    In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE XIII

                                 UNFUNDED PLAN

    This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV

                               GENERAL PROVISIONS

    14.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

    All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    14.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    14.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

    14.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

    The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

    14.5  LISTING AND OTHER CONDITIONS.

        (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

        (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

        (c) Upon termination of any period of suspension under this
    Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

    14.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

    14.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and
Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or
Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

    14.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

    14.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

    14.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

    14.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

    14.12 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

    14.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

    14.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE XV

                                  TERM OF PLAN

    No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI

                                  NAME OF PLAN

    This Plan shall be known as the 24/7 Real Media, Inc. 2002 Stock Incentive Plan.

                              24/7 REAL MEDIA, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of 24/7 Real Media, Inc. hereby appoints David J. Moore and Mark E. Moran, or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.01 per share, of 24/7 Real Media, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of 24/7 Real Media, Inc., 1250 Broadway, 28th Floor, New York, New York, on Tuesday, September 10, 2002 at 2:00 p.m., local time, and at any adjournment or postponement thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

                         (TO BE SIGNED ON REVERSE SIDE)


                                  24/7 REAL MEDIA, INC.
                                  P.O. BOX 11401
                                  NEW YORK, NY 10203-0401

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2), (3), (4), (5) AND (6).

1. Proposal to elect David J. Moore and Richard Burns as Class I directors.

         / / For the two nominees

         / / WITHHOLD authority to vote for the two nominees

         Stockholders may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee. Any proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

2. Proposal to to approve the conversion of our Series A-1 Preferred Stock into Series A Preferred Stock, the exercisability of associated warrants to purchase our common stock, and the issuance and sale of up to 300,000 additional shares of Series A Preferred Stock and associated warrants to purchase our common stock.

         // FOR                  // AGAINST                  // ABSTAIN

3. Proposal to approve each of the amendments to the Certificate of Incorporation to effect a reverse stock split at an exchange ratio of one-for-10, one-for-15, one-for-20, one-for-25 or one-for-30, subject to the discretion of the Board of Directors.

         // FOR                  // AGAINST                  // ABSTAIN

4.       Proposal to approve and adopt the Company's 2002 Stock Incentive Plan.

         // FOR                  // AGAINST                  // ABSTAIN

5. Proposal to ratify the appointment of KPMG LLP as the independent certified public accountants of 24/7 Real Media, Inc. for the fiscal year ending December 31, 2002.

         // FOR                  // AGAINST                  // ABSTAIN

6. Authority to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

         // FOR                  // AGAINST                  // ABSTAIN


Change of Address and or Comments Mark Here

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Dated:

                            ----------------------------------
                            Signature (Title, if any)


                            ----------------------------------
                            Signature if held jointly

VOTES MUST BE INDICATED IN BLACK OR BLUE INK.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.